UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009 (October 7, 2009)

AVIS BUDGET GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (973) 496-4700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 7, 2009, Avis Budget Group, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $300.0 million aggregate principal amount of its 3.50% Senior Convertible Notes due 2014 (the “Notes”) to the initial purchasers named therein (the “Initial Purchasers”). The Company also granted the Initial Purchasers an option to purchase up to an additional $45.0 million aggregate principal amount of the Notes to cover over-allotments, if any. The Initial Purchasers exercised this option in full. The Purchase Agreement contains customary representations, warranties and covenants. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The closing of the sale of the Notes occurred on October 13, 2009. The Notes and the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issuable upon conversion of the Notes, as described below and as more fully set forth in the Indenture (as defined below), have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Initial Purchasers have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings in the ordinary course of business with the Company. They have received customary fees and commissions for these transactions.

The Notes were issued pursuant to an indenture, dated as of October 13, 2009 (the “Indenture”), between the Company and The Bank of Nova Scotia Trust Company of New York, as trustee (the “Trustee”). The Notes will bear interest at a rate of 3.50% per year, payable semiannually in arrears in cash on April 1st and October 1st of each year, beginning on April 1, 2010.

Holders may convert the Notes at their option on any day prior to the close of business on the second “scheduled trading day” (as defined in the Indenture) immediately preceding October 1, 2014. The conversion rate will initially be 61.5385 shares of common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $16.25 per share of Common Stock).

Subject to certain exceptions, holders may require the Company to repurchase, for cash, all or part of their Notes upon a “fundamental change” (as defined in the Indenture) at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest. In addition, upon a “make-whole fundamental change” (as defined in the Indenture) prior to the maturity date of the Notes, we will, in some cases, increase the conversion rate for a holder that elects to convert its Notes in connection with such make-whole fundamental change.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 30% in aggregate principal amount of the Notes then outstanding may declare the entire principal amount of all the Notes plus accrued interest, if any, to be immediately due and payable. A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the sale of the Notes, the Company entered into convertible note hedge transactions with respect to the Common Stock (the “Call Options”) with affiliates of certain of the Initial Purchasers (collectively, the “Hedge Dealers”). The Call Options cover, subject to adjustments, 21,230,782 shares of Common Stock. Copies of the Confirmations of OTC Convertible Note Hedge with each Hedge Dealer relating to the Call Options, which confirmations were entered into (i) on October 7, 2009 and (ii) on October 9, 2009 to reflect the exercise of the over-allotment option, are attached hereto as Exhibits 10.2(a), (b), (c), (d) and (e) and 10.4(a), (b), (c), (d) and (e), respectively, and are incorporated herein by reference.

In connection with the sale of the Notes, the Company also entered into separate warrant transactions with affiliates of certain of the Initial Purchasers (collectively, the “Warrant Dealers”), whereby in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, the Company sold to the Warrant Dealers warrants (the “Warrants”) to purchase in the aggregate 21,230,782 shares of Common Stock, subject to adjustments, at an exercise price of $22.50 per share of Common Stock. Copies of the Confirmations of OTC Warrant Transaction with each Warrant Dealer relating to the Warrants, which confirmations were entered into (i) on October 7, 2009 and (ii) on October 9, 2009 to reflect the exercise of the over-allotment option, are attached hereto as Exhibits 10.3(a), (b), (c), (d) and (e) and 10.5(a), (b), (c), (d) and (e), respectively, and are incorporated herein by reference.

We used approximately $33.5 million of the net proceeds of the offering for the cost of the Call Options after such cost was partially offset by the proceeds of the Warrants. The Call Options and the Warrants are separate contracts entered into by the Company with the Hedge Dealers and Warrant Dealers, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. The Call Options are intended to offset the economic effect of, and reduce the net number of shares required to be issued upon, conversion of the Notes. The exercise price of the Call Options is equal to the initial conversion price of the Notes and is subject to adjustments. If, at the maturity date of the Warrants, the price per share of the Common Stock applicable to exercise of the Warrants is greater than the exercise price of the Warrants, the Company will be required to issue, without further consideration, a number of shares equal to the aggregate value of such difference.

The foregoing summary of the Purchase Agreement, Indenture, the Call Options and the Warrants set forth above is qualified in its entirety by reference to the full text of the Indenture, the Call Options and the Warrants, copies of which are attached hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

4.1	Indenture dated as of October 13, 2009, by and between Avis Budget Group, Inc. and The Bank of Nova Scotia Trust Company of New York, as Trustee

10.1	Purchase Agreement dated as of October 7, 2009, by and among Avis Budget Group, Inc. and J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Deutsche Bank Securities Inc.

10.2(a)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and JPMorgan Chase Bank, National Association

10.2(b)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and Barclays Capital Inc.

10.2(c)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and Deutche Bank AG, London Branch

10.2(d)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and Wachovia Bank, National Association

10.2(e)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and Bank of America, N.A.

10.3(a)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and JPMorgan Chase Bank, National Association

10.3(b)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and Barclays Capital Inc.

10.3(c)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and Deutsche Bank AG, London Branch

10.3(d)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and Wachovia Bank, National Association

10.3(e)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and Bank of America, N.A.

10.4(a)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and JPMorgan Chase Bank, National Association

10.4(b)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and Barclays Capital Inc.

10.4(c)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and Deutche Bank AG, London Branch

10.4(d)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and Wachovia Bank, National Association

10.4(e)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and Bank of America, N.A.

10.5(a)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and JPMorgan Chase Bank, National Association

10.5(b)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and Barclays Capital Inc.

10.5(c)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and Deutsche Bank AG, London Branch

10.5(d)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and Wachovia Bank, National Association

10.5(e)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.

Date: October 13, 2009	By:	/S/ JEAN M. SERA
	Name:	Jean M. Sera
	Title:	Senior Vice President and Secretary

EXHIBIT INDEX

4.1	Indenture dated as of October 13, 2009, by and between Avis Budget Group, Inc. and The Bank of Nova Scotia Trust Company of New York, as Trustee

10.1	Purchase Agreement dated as of October 7, 2009, by and among Avis Budget Group, Inc. and J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Deutsche Bank Securities Inc.

10.2(a)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and JPMorgan Chase Bank, National Association

10.2(b)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and Barclays Capital Inc.

10.2(c)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and Deutche Bank AG, London Branch

10.2(d)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and Wachovia Bank, National Association

10.2(e)	Convertible Bond Hedging Transaction Confirmation dated October 7, 2009, by and between Avis Budget Group, Inc. and Bank of America, N.A.

10.3(a)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and JPMorgan Chase Bank, National Association

10.3(b)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and Barclays Capital Inc.

10.3(c)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and Deutsche Bank AG, London Branch

10.3(d)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and Wachovia Bank, National Association

10.3(e)	Confirmation of Additional Warrants dated October 7, 2009, by and between Avis Budget Group, Inc. and Bank of America, N.A.

10.4(a)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and JPMorgan Chase Bank, National Association

10.4(b)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and Barclays Capital Inc.

10.4(c)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and Deutche Bank AG, London Branch

10.4(d)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and Wachovia Bank, National Association

10.4(e)	Convertible Bond Hedging Transaction Confirmation dated October 9, 2009, by and between Avis Budget Group, Inc. and Bank of America, N.A.

10.5(a)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and JPMorgan Chase Bank, National Association

10.5(b)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and Barclays Capital Inc.

10.5(c)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and Deutsche Bank AG, London Branch

10.5(d)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and Wachovia Bank, National Association

10.5(e)	Confirmation of Additional Warrants dated October 9, 2009, by and between Avis Budget Group, Inc. and Bank of America, N.A.